UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2015

AXIS CAPITAL HOLDINGS LIMITED

(Exact Name Of Registrant As Specified In Charter)

Bermuda	001-31721	98-0395986
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

92 Pitts Bay Road

Pembroke, Bermuda HM 08

(Address of principal executive offices, including zip code)

(441) 496-2600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2015, John D. Nichols, Jr., CEO, AXIS Re, and Joseph C. Henry, Chief Financial Officer, extended the terms of their respective employment agreements with a subsidiary of AXIS Capital Holdings Limited (the “Company”) to December 31, 2017 with no other material changes to the current terms of their prior agreements.

Under the terms of an employment agreement between Mr. Nichols and AXIS Specialty U.S. Services, Inc. dated January 23, 2015 (the “Agreement”), Mr. Nichols’ annual base salary will be $900,000 and he will be eligible to earn an annual cash bonus with a target annual bonus opportunity of 125% of his base salary. Mr. Nichols will also be eligible to participate in the Company’s 2013 Executive Long-Term Equity Compensation Program with an annual target restricted stock unit award valued at $1,400,000. Mr. Nichols also will be entitled to participate in the employee benefit plans that the Company customarily makes available to its executive officers. The Agreement also includes severance arrangements in the event that Mr. Nichols’ employment is not renewed or is terminated upon his death or disability, by the Company for cause or without cause or by Mr. Nichols with good reason. The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Under the terms of an employment agreement between Mr. Henry and AXIS Specialty U.S. Services, Inc. dated January 23, 2015 (the “Agreement”), Mr. Henry’s annual base salary will be $565,000 and he will be eligible to earn an annual cash bonus with a target annual bonus opportunity of 100% of his base salary. Mr. Henry will also be eligible to participate in the Company’s 2013 Executive Long-Term Equity Compensation Program with an annual target restricted stock unit award valued at $1,200,000. Mr. Henry also will be entitled to participate in the employee benefit plans that the Company customarily makes available to its executive officers. The Agreement also includes severance arrangements in the event that Mr. Henry’s employment is not renewed or is terminated upon his death or disability, by the Company for cause or without cause or by Mr. Henry with good reason. The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated January 23, 2015 by and between AXIS Specialty U.S. Services, Inc. and John D. Nichols, Jr.

10.2	Employment Agreement dated January 23, 2015 by and between AXIS Specialty U.S. Services, Inc. and Joseph C. Henry

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2015

AXIS CAPITAL HOLDINGS LIMITED

By:	/s/ Richard T. Gieryn, Jr.
Richard T. Gieryn, Jr.
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated January 23, 2015 by and between AXIS Specialty U.S. Services, Inc. and John D. Nichols, Jr.

10.2	Employment Agreement dated January 23, 2015 by and between AXIS Specialty U.S. Services, Inc. and Joseph C. Henry